UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 19, 2009
DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 19, 2009, the Board of Directors (the “Board”) of Del Monte Foods Company (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted amendments to Article II of the Company’s Bylaws to:
•	Clearly distinguish between stockholder proposals made under Rule 14a-8 of the Securities Exchange Act of 1934 and other proposals by stockholders to conduct business at annual meetings of stockholders;

•	Clarify the conditions under which business may be properly brought before meetings of stockholders generally;

•	Modify the procedures for stockholder nominations for election of directors and the procedures through which stockholder proposals may be properly brought before meetings of stockholders; and

•	Include a requirement that director nominees nominated by stockholders complete a written questionnaire and provide other written representations and agreements in such forms provided by the Secretary of the Company.
The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

3.1	Del Monte Foods Company Bylaws, as amended and restated March 19, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: March 23, 2009	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Del Monte Foods Company Bylaws, as amended and restated March 19, 2009

4